TRADE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
TRADE AND OTHER RECEIVABLES	TRADE AND OTHER RECEIVABLES

Amounts in US$ ‘000	2021	2020
Trade receivables	18,076	23,514
Prepaid expenses	2,392	4,017
Value added tax	2,486	1,625
Other receivables	2,363	2,305
Taxes and social securities	4,666	4,440
Balance at December 31	29,983	35,901
Trade receivables are amounts due from customers for goods sold in the ordinary course of business. They are generally due for settlement within 30-60 days and therefore are all classified as current. The Company’s outstanding trade receivables are mainly related to the sales in the USA. The decrease in trade receivables relates to timing of customer payments around year-end.
The Company did not recognize any expected credit losses. Pharming measures the loss allowance for trade receivables at an amount equal to lifetime ECL. The expected credit losses on trade receivables are estimated using a provision matrix by reference to past default experience of the debtor and an analysis of the debtor’s current financial position, adjusted for factors that are specific to the debtors, general economic conditions of the industry in which the debtors operate and an assessment of both the current as well as the forecast direction of conditions at the reporting date. Pharming has a limited number of customers with long term relationships, without a history of shortfalls. As a result no loss allowance for expected credit losses is recognized.
Due to the short-term nature of the current receivables, their carrying amount is considered to be the same as their fair value.